ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares

(Ticker Symbol: MQRAX)

Class I Shares

(Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 29, 2019, to the

Prospectus, Statement of Additional Information (“SAI”) and Summary Prospectus,

each dated April 1, 2019.

Change in Fund Classification

The ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”) is classified as diversified. Accordingly, all references to the Fund’s classification as a non-diversified fund in the Fund’s Prospectus, SAI and Summary Prospectus are updated to reflect that the Fund is classified as a diversified fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each registered investment company is required to be classified as either a “diversified” fund or “non-diversified” fund. A non-diversified fund may invest in greater proportions in the securities of fewer issuers than a diversified fund. Currently, the Fund is classified as a diversified fund. When the Fund commenced operations on December 31, 2014, it was intended to be classified and operated as a non-diversified fund. However, due to market conditions since commencement, ACR Alpine Capital Research, LLC (“ACR”), the Fund’s advisor, has not fully deployed the Fund’s cash position and as a result the Fund has operated as a diversified fund. Under the 1940 Act, if a non-diversified fund operates as a diversified fund for three consecutive years, shareholder approval is required to change the Fund’s classification from diversified to non-diversified. ACR believes that classification as a non-diversified fund is critical to properly executing the Fund’s strategy and pursuing the Fund’s investment objective. Therefore, shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund.

A special meeting (the “Meeting”) of shareholders of the Fund is scheduled for April 26, 2019, to consider and vote upon the proposed change in the Fund’s classification from a diversified fund to a non-diversified fund (the “Proposal”). If shareholders of the Fund approve the Proposal, the Fund’s classification as a non-diversified fund will take effect immediately following the Meeting. A proxy statement with additional information about the proposed change was mailed to shareholders of record as of February 8, 2019, in February 2019.

Please retain this Supplement with your records.